Exhibit 10(ix)
                                 LEASE AGREEMENT


1.   PARTIES  This Lease is made by and between A-Z South State  Corporation,  a
     Utah   corporation   ("Landlord"),   and  Frank  Saucedo  and  Ana  Sanchez
     ("Tenant").


2. PREMISES Landlord hereby leases to Tenant and Tenant leases from landlord 1370 State Street for the term stated herein, at the rental and upon the conditions set forth herein, that certain real property situated in the County of Salt Lake, State of Utah commonly described as a one story office building located at 1370 South State Street, Salt Lake City, Utah 84101; Approximately 2,500 Square Feet of Show Room/ Retail/ Office/ Storage space with parking in rear ( the "Premises").

3.       TERM

         3.1 Term. The term of this lease shall be for twelve months commencing on January 1, 2001 (Commencement Date") and ending on December 31, 2001 unless terminated sooner pursuant to any provision hereof.

         3.2 Delay in Commencement. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said Commencement Date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and the Tenant shall pay rent for such period at the initial monthly rates set forth below.

4.   BASIC RENTAL PAYMENTS

         4.1 Basic Annual Rent. Tenant agrees to pay the Landlord as basic annual rent (the "Basic Annual Rent") at such place as Landlord may designate, without prior demand therefore and without any deduction or set off whatsoever, the following:

               Lease of approximately 2,500 square feet. Monthly installments from January 1, 2001 until December 31, 2001: $1,700.00.


         Said monthly installments shall be paid in advance on the first day of each calendar month during the term of the lease. Simultaneously with the execution hereof, Tenant has paid to Landlord the first month's rent, receipt whereof is hereby acknowledged subject to collection, however, if made by check. In the event the Commencement Date occurs on a day other than the first day of a calendar month, then rent shall be paid on the Commencement Date for the initial fractional calendar month pro-rated on a per diem basis (based upon a thirty (30) day month), and paid on the Commencement Date.

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         4.2  Additional  Monetary  Obligations.  Tenant  shall also pay as base rental (in addition to the Basic Annual Rent) all other sums of money as shall become due and payable by Tenant to Landlord under the other Sections of this Lease including, but not limited to, those required under Paragraphs 7.1 and 24 hereunder. Landlord shall have the same remedies in the case of a default in the payment of sums required under this Section as are available to Landlord in the case of a default in the payment of one or more installments of the Basic Annual Rent.

         ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent". Unless this Lease provides otherwise, Tenant shall pay All Additional Rent when billed. The Term "rent" shall mean Base Rent and Additional Rent.

               (a) "Tenant Proportionate Share"shall mean thirty five percent (35%).

               (b)"Lease Year" shall mean any twelve month period beginning on the Commencement Date or any anniversary thereof during the term of the lease.

               (c) "Estimated Basic Costs" shall mean the projected amount of Basic Costs for any given Lease year as estimated by Landlord prior to the commencement of such Lease Year.

         4.3 Late Charges. In the event that Tenant shall fail to pay said rent (including any additional rental due hereunder) on the due date or within five (5) days thereafter, a late charge of ten percent (10%) of the amount delinquent shall be added to said rental and paid to the Landlord together therewith.

5. SECURITY DEPOSIT Tenant deposited with Landlord on May 25, 2000 upon execution original Lease $2,000.00 as security for Tenant's faithful performance of Tenant's obligations hereunder. Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant' s default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount herein above stated and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payments of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6. AUTHORIZED USE Tenant shall use the leased Premises for the following purpose, and for no other purpose whatsoever, without the written consent of Landlord first had and obtained: general office and retail. Tenant shall not commit or knowingly permit or allow any waste of the leased Premises and shall not knowingly permit any part of the leased Premises to be used for any unlawful purpose. The Tenant will comply with all applicable Federal, State and local laws, ordinances and regulations relating to the leased Premises and its use and operation by the Tenant.



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7.   PROPERTY TAXES

         7.1 Real Property Taxes. Tenant shall pay thirty five percent (35%) of the Real Property Taxes on the Property (and 100% of any fees, taxes or assessments against, or as a result of any Tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to paragraph7.3, such payment shall be made within fifteen (15) days after receipt of Landlord's written statement Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term.. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent, together with the late charge under paragraph 4.

         7.2 Definition of "Real Property Tax". Real property tax means:(i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the property; (ii) any tax on the Landlord's right to receive, or the receipt of rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency:
         (iv)any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable Law, other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax." Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

         7.3 Tax Assessment. Tenant agrees to pay thirty five percent (35%) of Real Property Tax assessed to the entire parcel owned by Landlord within fifteen (15) days after receipt of Landlord's written statement.

         7.4 Personal Property Tax. (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property. (ii) If any of Tenant's personal property is taxed with the Premises, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

8.   INSURANCE

         8.1 Fire and Casualty Insurance. It shall be the responsibility of the Tenant to insure his equipment, furniture fixtures and other personal property. Tenant shall insure and keep insured his leasehold improvements against the perils of fire, lightning, the "Extended Coverages," vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of the replacement value of Tenant's leasehold improvements. Such insurance shall be made payable to Landlord and Mortgagee (if any) as their interests may appear. Tenant shall be responsible for any damage to Premises as a result of forced entry into his space or burglary thereof. Such insurance provided for hereunder shall be with a company or companies acceptable to Landlord and shall be procured and paid for by Tenant, and said policy or policies will be delivered to landlord. Such insurance may, at Tenant's election, be carried under any General Blanket Insurance Policy of Tenant; provided, however, that a satisfactory Certificate of Insurance, together with proof of payment of the premium, shall be deposited with Landlord.


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         Upon  Landlord's  written  request,   Tenant  agrees  to  reinvest  all
         insurance proceeds received from the loss, damage or destruction of the leasehold improvements to rebuild said improvements in a manner satisfactory to Landlord, regardless of whether or not Tenant elects to terminate this Lease as herein provided. In the event Tenant elects to terminate this Lease as provided in Paragraph 18, and providing said leasehold improvements are not rebuilt, Tenant does hereby assign all of his right, title and interest in the insurance proceeds covering leasehold improvements to Landlord.

         Landlord shall insure the Premises (as a Basic Cost) against the perils of fire, lightning, the "Extended Coverages," vandalism and malicious mischief in an amount sufficient to provide recovery of not less than ninety percent (90%) of replacement value exclusive of Tenant's leasehold improvements.

         8.2 Increasing Insurance Risk on Leased Premises. Tenant will not permit said leased Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or increase the insurance risk or insurance premiums in effect at the time just prior to the commencement of the term of this Lease. Tenant will not keep, use or sell, or allow to be kept, used or sold in or about the leased Premises, any articles or material which are prohibited by law or by standard fire insurance policies of the kind customarily in force with respect to premises of the same general type as those covered by this Lease. Tenant further agrees to pay to the Landlord, on demand, any increase in insurance premiums on the Premises resulting from Tenant's actions or occupancy, over those premiums in effect at the time just prior to the commencement of the term of this Lease. A mutual agreement between Tenant and Landlord must be met prior to any change in insurance coverage of Landlord Policy that would increase the payments of Tenant under this Paragraph.

         8.3 Liability Insurance and Property Insurance. Tenant will pay it's proportionate share of the Liability Insurance and Property Insurance on the building. Tenant shall pay such share to Landlord within fifteen
         (15) days after receipt of Landlord's written statement.

9. UTILITIES Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the property. However, if any services or utilities are jointly metered with other property, Tenant must pay Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after Landlord provides Tenant a written receipt of service or utility.


10. REPAIR AND CARE OF BUILDING Tenant agrees to keep the interior of the building and the improvements on the Premises in good condition and repair and agrees to pay for all labor, materials and other repairs, to clean and paint the interior of the leased Premises as the same may or might be necessary in order to maintain said Premises in a clean, attractive and sanitary condition. Tenant agrees to maintain, clean and repair, if needed, the floor covering within the leases premises. Tenant is responsible for the cleaning and suppling the restrooms on the Premises during the term of the lease in the building located at 1370 South State Street, Salt Lake City, Utah .

11. REPAIR OF BUILDING BY LANDLORD Landlord agrees, for the term of this Lease, to maintain the roof in good condition and to repair any latent defects in the exterior walls, floor joints, and foundations. Landlord shall repair any defects in the plumbing, electrical, heating and air conditioning systems prior to the date of occupancy, as well as any damage that might result from acts of Landlord or Landlord's representatives. Landlord shall not, however, be obligated to repair any such damage until written notice of the need of repair shall have been given to Landlord by Tenant, and, after such notice is so given, landlord shall have a reasonable time in which to make such repairs.

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12.  CONDITION  OF THE  PREMISES  Tenant  accepts  the  leased  Premises  in the condition they are in at the time of its taking possession of said Premises. Tenant agrees, if, during the term of this Lease, Tenant shall change the usual method of conducting Tenant's business on the leased Premises, or should Tenant install thereon or therein any new facilities,
     or  should  new  laws  and  regulations  be  imposed  concerning   Tenant's
     authorized use, Tenant will, at the sole cost and expense of Tenant, make alterations or improvements in or to the demised Premises which may be required by reason of any Federal of State law, or by any municipal ordinance, or regulation applicable thereto.

13. ALTERATION OF BUILDING AND INSTALLATION OF FIXTURES AND OTHER APPURTENANCES Tenant may, with written consent of Landlord, who agrees not to withhold his consent unnecessarily, but at Tenant's sole cost and expense in a good workmanlike manner, make such alterations and repairs to the leased Premises as Tenant may require for the conduct of its business without materially altering the basic character of the building or improvements, or weakening any structure on the demised Premises. Tenant shall have the right, with the written permission of Landlord, to erect, at Tenant's sole cost and expense, such temporary or permanent partitions, including office partitions, as may be necessary to facilitate the handling of Tenant's business and to install telephone equipment and wiring, and electrical fixtures, additional lights and wiring and other trade appliances. All installations shall be done in a good workmanlike manner. Any alterations or improvements to the leased Premises, including partitions, all electrical fixtures, lights and wiring, shall, at the option of Landlord, become the property of Landlord, at the expiration or sooner termination of this Lease. By mutual agreement Tenant shall have the right to change any leasehold improvements prior to termination of the Lease. Should Landlord request Tenant to remove all or any part of the above mentioned items, Tenant shall do so prior to the expiration of this Lease and repair the
     Premises as described below. Temporary shelves, bins and machinery installed by Tenant shall remain the property of Tenant and may be removed by Tenant at any time; provided, however, that all covenants, including rent, due hereunder to Landlord shall have been complied with and/or paid. At the expiration or sooner termination of this Lease, or any extension thereof, Tenant shall remove said shelves, bins and machinery, and repair, in a good workmanlike manner, all damage done to the leased premises by such removal.

14. ERECTION AND REMOVAL OF SIGNS Tenant may, if building policy permits, place suitable signs on the leased Premises for the purpose of indicating the nature of the business carried on by Tenant in such Premises; provided, however, that such signs shall be in keeping with other signs in the district where the leased Premises are located; and provided, further, that the location and size of such signs shall be approved by Landlord prior to their erection. Signs shall be removed prior to the expiration of this lease and any damage to the leased Premises caused by installation or removal of signs shall be repaired at expenses of the Tenant. All work shall be completed in a good workmanlike manner.

15. GLASS Tenant agrees to immediately replace all glass in the Premises broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

16. RIGHT OF ENTRY BY LANDLORD Tenant shall permit inspection of the premises during reasonable business hours, with prior 24-hour notification, by Landlord or Landlord's agents or representatives for the purpose of ascertaining the condition of the Premises and in order that Landlord may make such repairs as may be required to be made by Landlord under the terms of this Lease. Thirty (30) days prior to expiration of this Lease, Landlord may post suitable notice on the Premises that the same are "For Rent" and may show the Premises to prospective tenants at reasonable times with 24-hour notification. Landlord may not, however, thereby unnecessarily interfere with the use of Premises by Tenant.


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17.  ASSIGNMENT AND SUBLETTING Neither this Lease nor any interest herein may be assigned by Tenant voluntarily, involuntarily or by operation of law, and neither all nor any part of the leased Premises shall be sublet by tenant.

18. DAMAGE OR DESTRUCTION If the Premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised Premises without expense or interest to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the Premises untenantable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the Premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding, i.e.
     expenditure of fifty percent (50%) or more of replacement cost of the building or buildings on the Premises, Landlord or Tenant may elect to terminate this Lease by written notice to the other given within thirty
     (30) days after occurrence of such damage or destruction.

     Landlord and Tenant hereby release each other from responsibility for loss or damage occurring on or to the leased Premises or the premises of which they are a part or to the contents of either thereof, caused by fire or other hazards ordinarily covered by fire and extended coverage insurance policies and each waives all rights of recovery against the other for such loss of damage. Willful misconduct lawfully attributed to either party, whether in whole or in part, as a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver.

19. INJURIES AND PROPERTY DAMAGE Tenant agrees to indemnify and hold harmless Landlord of and from any and all claims of any kind or nature arising from Tenant's use of the demised Premises during the term hereof, and Tenant hereby waives all claims against Landlord for damage to goods, wares, merchandise or for injury to persons in and upon the Premises from any cause whatsoever, except such as might result from the negligence of Landlord or Landlord's representatives or from performance by Landlord. Tenant shall at all times during the term hereof keep in effect with responsible companies liability insurance in the names of and for the benefit of Tenant and Landlord with limits as follows:

     Bodily Injury, $500,000 each occurrence; Property Damage, $100,000; or in lieu thereof, a combined limit of bodily injury and property damage liability of not less than $1,000,000.

     Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A renewal policy shall be procured not less than ten (10) days prior to the expiration of any policy. Each original policy or a certified copy thereof, or a satisfactory certificate of the insured evidencing insurance carried with proof of payment of the premium shall be deposited with Landlord. Tenant shall have the right to settle and adjust all liability claims and all other claims against the insuring companies, but without subjecting Landlord to any liability or obligation.

20. SURRENDER OF PREMISES Tenant agrees to surrender the leased Premises at the expiration or sooner termination of this Lease, or any extension thereof, in the same condition as when said Premises were delivered to Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted, and tenant shall remove all its personal property.

21. HOLDOVER Should the Landlord permit Tenant to holdover the leased Premises or any part thereof after the expiration of the term of this Lease, then and unless otherwise agreed in writing, such holding over shall constitute a tenancy from month to month only, and shall in no event be construed as a renewal of this

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     Lease and all provisions of this Lease not inconsistent with a tenancy from month to month shall remain in full force and effect during the month to month tenancy. Once Holdover commences, Tenant shall be required to give Landlord thirty (30) days prior written notice of its intent to vacate the Premises. The rental for the month to month tenancy shall be on twenty five percent (25%) then the tenant's actual rent at that time.

22. QUIET ENJOYMENT If and so long as Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the demised Premises, subject, however, to the terms of this Lease, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the demised Premises throughout the terms of this Lease.

23. NO SMOKING ENVIRONMENT Tenant agrees that the premises are smoke free and that the use of any smoking product within the building is an event of default under this lease. Smoking product includes but is not limited to cigarettes, cigars and pipes.

24. WAIVER OF COVENANTS The failure of any party to enforce the provisions of this Agreement shall not constitute a waiver unless specifically stated in writing, signed by the party whose rights are deemed waived, regardless of a party's knowledge of a breach hereunder.

25 DEFAULT If Tenant shall make default in the fulfillment of any of the covenants and conditions hereof except default in payment of rent, Landlord may, at its option, after fifteen (15) days prior written notice to Tenant, make performance for Tenant and for that purpose advance such amounts as may be necessary. Any amounts so advanced, or any expense incurred, or sum of money paid by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease, or in defending any action to which Landlord may be subjected by reason of any such failure, shall be deemed to be Additional Rent for the leased Premises under Section 4 of this Lease and shall be due and payable to Landlord on demand. The acceptance by Landlord of any installment of fixed rent, or of any Additional Rent due under this or any other Paragraph of this Lease, shall not be a waiver of any other rent then due nor of the right to demand the performance of any other obligation of the Tenant under this Lease. Interest shall be paid to Landlord on all sums advanced by Landlord at an annual interest rate of ten percent (10%).

     If Tenant shall make default in fulfillment of any of the covenants or conditions of this Lease (other than the covenants for the payment of rent or other amounts) and any such default shall continue for a period of fifteen (15) days after written notice, then Landlord may, at its option, terminate this Lease by giving Tenant written notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration of the terms of this Lease and Tenant shall quit and surrender the leased Premises.

26. DEFAULT IN RENT, INSOLVENCY OF TENANT If Tenant shall make default in the payment of the rent reserved hereunder, or any part thereof, or in making any other payment herein provided for, and any such default shall continue for a period of ten (10) days, or if the leased Premises or any part thereof shall be abandoned or vacated or if Tenant shall be legally dismissed therefrom by or under any authority other than Landlord, or it Tenant shall file a voluntary petition in bankruptcy or if Tenant shall file any petition or institute any proceedings under any insolvency or Bankruptcy Act or any amendment thereto hereafter made, seeking to effect its reorganization or a composition with its creditors, or if in any proceedings based on the insolvency of Tenant or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Tenant or the leased Premises or if any proceedings shall be commenced for the

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     reorganization of tenant or if the leasehold estate created hereby shall be taken on execution or by any process of law or if Tenant shall admit in writing its inability to pay its obligations generally as they become due, then Landlord, in addition to any other rights or remedies it may have, Landlord may elect to re-enter as herein provided or Landlord may take possession pursuant to this Lease and re-let said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable with the right to make alterations and repairs to said Premises. Upon each such re-letting, Tenant shall be immediately liable for and shall pay to Landlord, in addition to any indebtedness due hereunder, the costs and expenses of such re-letting including advertising costs, brokerage fees, any reasonable attorneys' fees incurred, the cost of any alterations or repairs required to be performed by Landlord and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the Premises for said period of such re-letting. If Tenant has been credited with any rent to be received by such re-letting and such rents shall not be promptly paid to Landlord by the new Tenant, such deficiency shall be calculated and paid monthly by Tenant. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless the termination thereof be decreed by a court of competent jurisdiction or stated specifically by the Landlord in writing
     addressed  to  Tenant.   Notwithstanding   any  such   re-letting   without
     termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Premises, including attorneys' fees, court costs, and storage charges and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord, In no event, shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

27. ENFORCEMENT In the event either party shall enforce the terms of the Lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including a reasonable attorney's fee.

28. FAILURE TO PERFORM COVENANT Any failure on the part of either party to this Lease to perform any obligation hereunder shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any similar cause beyond the control of the party so failing to perform, to the extend and for the period that such continues.

29. RIGHTS OF SUCCESSORS AND ASSIGNS The covenants and agreements contained in this Lease will apply to, inure to the benefit of, and be binding upon the parties hereto, their heirs, distributees, executors, administrators, legal representatives, assigns, and upon their respective successors in interest, except as expressly otherwise herein above provided.

30. TIME Time is of the essence for this Lease and every term, covenant and condition herein contained.

31. LIENS Tenant agrees not to permit any lien for monies owing by Tenant to remain against the leased Premises for a period of more than thirty (30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting in the courts the claim or claims of any person, firm or corporation growing out of Tenant's operation of the Premises or costs of improvements by Tenant on the Premises, and the postponement of

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     payment of such  claim or  claims,  until  such  contest  shall  finally be decided by the courts. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of the same by Tenant, Landlord may at Landlord's option (but without any obligation to do so) pay and discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the leased Premises which Tenant is obligated to pay and which may or might become a lien on said Premises. Tenant agrees to repay any sum so paid by Landlord upon demand therefore as provided for in Paragraph 21 herein.

32. CONSTRUCTION OF LEASE Words of gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the context requires.

33. PARAGRAPH HEADINGS The paragraph heading as to the contents of particular paragraphs herein, are inserted only for convenience and are in no way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

34. NOTICES It is agreed that the legal address of the parties for all notices required or permitted to be given hereunder, or for purposes of billing, process, correspondence, and any other legal purposes whatsoever, shall be deemed sufficient if given by communication in writing by United States mail, postage prepaid and addressed as follows:

         If to Landlord, at the following address:
         A-Z   South State Corporation
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101
         Tel. 801-575-8073
         Fax 801-522-0812

         If to Tenant, at the following address:
         Frank Saucedo  and Anna Sanchez
         1370 South State Street
         SLC, Utah 84101

35. GOVERNING LAW AND VENUE The validity, interpretation, and performance of this Lease shall be governed by the laws of the State of Utah, without regard to its law on the conflict of laws. Any dispute arising out of this Lease shall be brought in a court of competent jurisdiction in Salt Lake County, State of Utah. The parties exclude any and all statutes, laws and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Lease.

36.  DOCUMENTATION   The  parties  hereto  agree  to  execute  such   additional
     documentation as may be necessary or desirable to carry out the intent of this Lease.

37. CONTINGENCY REGARDING USE This Lease is contingent upon there being no restrictions, covenants, agreements, laws, ordinances, rules or regulations which would prohibit Tenant from using the above described Premises for the purposes described herein.

38. INDEMNIFICATION OF LANDLORD Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, shall hold Landlord exempt and harmless from any damage or injury to any person or the goods, wares and merchandise of any person arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair as herein provided.

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39.  EMINENT  DOMAIN If at any time  during  the term of this  Lease the  entire
     Premises or any part thereof shall be taken as result of the exercise of the power of eminent domain or by an agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date possession is taken by the condemning authority.

     If all or any substantial portion of the Premises shall be taken, Landlord may terminate this Lease at its option by giving Tenant written notice of such termination within thirty (30) days of such taking. If the portion of the Premises taken is so substantial that Tenant's use of the Premises is substantially impaired, Tenant may terminate this Lease at its option, but after giving Landlord written notice of such termination within thirty (30) days of such taking. If neither party terminates this Lease pursuant to this Article, this Lease shall remain in full force and effect, except that the rent payable by Tenant hereunder shall be reduced in the proportion that the area of the Premises so taken bears to the total Premises.

     Landlord shall be entitled to and Tenant hereby assigns to Landlord the entire amount of any award in connection with such a taking. Nothing in this Section shall give Landlord any interest in or preclude Tenant from seeking, on its own account, any award attributable to the taking of personal property or trade fixtures belonging to Tenant, or for the interruption of Tenant's business.

40. REPRESENTATION REGARDING AUTHORITY The persons who have executed this Lease represent and warrant that they are duly authorized to execute this Lease in the capacities indicated below.

41. ENTIRE AGREEMENT This Lease constitutes the entire agreement and understanding between the parties hereto and supersedes all prior discussions, understandings and agreements. This Lease may not be altered or amended except by a subsequent written agreement executed by all of the parties hereto.

42. REVIEW OF DOCUMENTS The parties hereto represent that they have read and understand the terms of this Lease and that they have sought legal counsel to the extent deemed necessary in order to protect their respective interests.

43. KEYS AND LOCKS Tenant shall not change locks or install other locks on doors without the written consent of the Landlord who agrees not to unreasonably withhold its consent. Tenant upon the termination of the tenancy shall deliver to the Landlord all the keys to the Premises that have been furnished to Tenant.

44. AUCTION, FIRE OR BANKRUPTCY SALE Tenant shall not conduct any auction nor permit any fire or bankruptcy sale to be held on the Premises.

45.  ESTOPPEL CERTIFICATE

         45.1 Landlord's Right to Estoppel Certificate. Tenant shall, within fifteen (15) days after Landlord's request, execute and deliver to Landlord a written declaration in recordable form: (1) ratifying this Lease; (2) expressing the Commencement Date and termination date hereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (4) stating that all conditions under this Lease to be performed by Landlord have been satisfied; (5) stating that there are no defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (6) stating the amount of advance rental, if any (or none if such is the case), paid by Tenant; (7) stating the date to which rental has been paid; (8) stating the amount of security deposited with Landlord; and (9) stating such other information as Landlord may reasonably request. Landlord's mortgage lenders and/or purchasers may be entitled to rely upon such declaration.


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         45.2 Effect of Failure to Provide Estoppel Certificate. If Tenant fails to furnish any Estoppel Certificate within fifteen (15) days after a request made pursuant to the above Paragraph, its shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no unusual breaches or defaults on the part of the Landlord; and (C) that no more than one (1) month's rent has been paid in advance.

LANDLORD AND TENANT HAVE SIGNED THIS LEASE AT THE PLACE AND ON THE DATES SPECIFIED ADJACENT TO THEIR SIGNATURES BELOW AND HAVE INITIALED ALL RIDERS WHICH ARE ATTACHED TO OR INCORPORATED BY REFERENCE IN THIS LEASE


SPACE IS LEASED IN "AS IS" CONDITION



Signed on December 7, 2000                         By:  /s/  Richard D. Surber
                                                      ------------------------
at ________________________________                Title: President

Signed on December 8,, 2000                        By:  /s/ Frank Saucedo
                                                      -------------------------
at ________________________________                Title: Owner


CONSULT YOUR ATTORNEY - This document has been prepared for approval by your attorney. No representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.


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